Exhibit 4.1

NUMBER
C 0000

LIONSGATE®

SHARES

LIONS GATE ENTERTAINMENT CORP.

AMALGAMATED IN THE PROVINCE OF BRITISH COLUMBIA

CUSIP 535919 20 3

This certifies that

SPECIMEN

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

LIONS GATE ENTERTAINMENT CORP.

subject to the Notice of Articles and Articles of the Company transferable only on the books of the Company by endorsement and surrender of this certificate. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Company.

In Witness Whereof *the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.*

Dated:

Co-Chairman

Secretary

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

VANCOUVER
TORONTO

By: ______________________
Authorized Officer

COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

NEW JERSEY

By: ______________________
Authorized Officer

The Shares represented by this Certificate are transferable at the offices of CIBC Mellon Trust Company, Vancouver, B.C., Toronto, Ont., or Mellon Investor Services, L.L.C., New Jersey.

Lionsgate Lions gate entertainment corp. amalgamated in the province of british columia this certify that is the rigistered holders of fully paid and non assessable commom shares without par value in teh capital of Lions gate entertainment corp. CUSIP 535919 20 3

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

(Name and address of transferee)

shares
registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints the attorney
of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.
     DATED:

(Signature of Witness)	(Signature of Shareholder)

NOTICE:	For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate(s) or statement in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule, I chartered bank, a major trust company in Canada, or a member of one of the recognized medallion programs — Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).
Signature Guaranteed By: